Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

SUPPLEMENT DATED MARCH 8, 2006

TO THE PROSPECTUS DATED JANUARY 31, 2006

        Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will close to current shareholders and new investors, except as described below.

        Shareholders of the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund as of the close date may continue to reinvest dividends and capital gains distributions.

        If you are a participant in a retirement plan in which the Retail Shares of the Leuthold Core Investment Fund or the Leuthold Select Industries Fund have been designated as an available investment option and whose records are maintained by a processing intermediary having an agreement with the Funds, after the close date, you may open a new account and add to an existing account in the Retail Shares of the Leuthold Core Investment Fund or the Leuthold Select Industries Fund.

        The Funds may also allow new investments in their sole discretion in other circumstances. The Funds reserve the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

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